                                                                     EXHIBIT 3.1
                                    Delaware
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE STATEMENT OF PARTNERSHIP EXISTENCE OF "GUSAP PARTNERS", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF OCTOBER, A.D. 2002, AT 9 O'CLOCK A.M.






















                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State


3582575  8100                                          AUTHENTICATION:   2351932
030227794                                                       DATE:   04-07-03

                       STATEMENT OF PARTNERSHIP EXISTENCE

                                       OF

                                 GUSAP PARTNERS


         This Statement of Partnership Existence of GUSAP Partners (the "Partnership"), dated as of September 29, 2002, is being duly executed and filed by Gerdau MRM Steel Inc. and Gerdau Courtice Steel Inc., the partners of the Partnership, under the Delaware Revised Uniform Partnership Act (6 Del.C.
Section 15-101, et seq.) (the "Act").

         FIRST. The name of the general partnership is GUSAP Partners.

         SECOND. The address of the registered office of the Partnership in the State of Delaware is c/o Greenberg Traurig, PNC Bank Center, 222 Delaware Avenue, Wilmington, DE 19899.

         THIRD. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is Greenberg Traurig, PNC Bank Center, 222 Delaware Avenue, Wilmington, DE 19899.

         IN WITNESS WHEREOF, the undersigned have executed this Statement of Partnership Existence as of the date first above written.


                                    GERDAU MRM STEEL INC.


                                    By: /s/Glen A. Beeby
                                        ------------------------------
                                    Name: Glen A. Beeby
                                    Title: Secretary


                                    GERDAU COURTICE STEEL INC.


                                    By: /s/Glen A. Beeby
                                        ------------------------------
                                    Name: Glen A. Beeby
                                    Title: Secretary

                                    Delaware
                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "GUSAP PARTNERS", IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE NOT HAVING BEEN CANCELLED OR REVOKED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

         THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

         STATEMENT OF PARTNERSHIP EXISTENCE, FILED THE EIGHTEENTH DAY OF OCTOBER, A.D. 2002, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, FILED THE TWENTIETH DAY OF JUNE, A.D. 2003, AT 12:15 O'CLOCK P.M.

         CERTIFICATE OF AMENDMENT, FILED THE TWENTIETH DAY OF JUNE, A.D. 2003, AT 12:16 O'CLOCK P.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID GENERAL PARTNERSHIP.

         AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN PAID TO DATE.

                                                /s/Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State


3582575  8310                                          AUTHENTICATION:   2498710
030424877                                                        DATE:   6-26-03

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                       STATEMENT OF PARTNERSHIP EXISTENCE

                                       OF

                                 GUSAP PARTNERS

         The undersigned, desiring to amend the Statement of Partnership Existence pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

         FIRST:  The name of the Partnership is GUSAP Partners.

         SECOND: (a) On January 15, 2003, Gerdau MRM Steel Inc. filed a Certificate of Amendment changing its name to Gerdau Ameristeel MRM Inc. On January 23, 2003, Gerdau Ameristeel MRM Inc. filed a Certificate of Amendment changing its name to Gerdau Ameristeel MRM Special Sections Inc.

                 (b) On January 15, 2003, Gerdau Courtice Steel Inc. filed a Certificate of Amendment changing its name to Gerdau Ameristeel Cambridge Inc.



                                      * * *

         IN WITNESS WHEREOF, the undersigned executed this Amendment to the Statement of Partnership Existence on this 20th day of June, 2003.


                                     GERDAU MRM STEEL INC.



                                              /s/Glen A. Beeby
                                     ---------------------------------------
                                     Name:  Glen A. Beeby
                                     Title:    Secretary


                                     GERDAU COURTICE STEEL INC.


                                              /s/Glen A. Beeby
                                     ---------------------------------------
                                     Name:  Glen A. Beeby
                                     Title:    Secretary

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                       STATEMENT OF PARTNERSHIP EXISTENCE

                                       OF

                                 GUSAP PARTNERS

         The undersigned, desiring to amend the Statement of Partnership Existence pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

         FIRST: The name of the Partnership is GUSAP Partners

         SECOND: Article SECOND of the Statement of Partnership Existence shall be amended as follows:

                  "SECOND: The address of the registered office of the Partnership in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801."

                  "THIRD: The name and address of the registered agent for service of process on the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

                                      * * *

         IN WITNESS WHEREOF, the undersigned executed this Amendment to the Statement of Partnership Existence on this 19th day of June, 2003.


                                       GERDAU AMERISTEEL CAMBRIDGE INC.
                                       General Partner


                                            /s/Glen A. Beeby
                                       ---------------------------------------
                                       Name:  Glen A. Beeby
                                       Title:    Secretary


                                       GERDAU AMERISTEEL MRM SPECIAL
                                       SECTIONS INC.
                                       General Partner

                                            /s/Glen A. Beeby
                                       ---------------------------------------
                                       Name:  Glen A. Beeby
                                       Title:    Secretary